Services payable	3 Months Ended
Mar. 31, 2024
Notes and other explanatory information [abstract]
Services payable

22	Services payable

This line records the balances payable, mainly from services received from third parties, such as the supply of electric power, reading of hydrometers and delivery of water and sewage bills, cleaning, surveillance and security services, collection, legal counsel services, audit, marketing, and advertising and consulting services, among others. The amounts payable to the municipal governments related to transfers provided for in the concession agreements are also recorded. The parent company’s balances as of March 31, 2024, and December 31, 2023, were R$ 836,294 and R$ 749,226, respectively. The consolidated balances as of March 31, 2024, and December 31, 2023, were R$ 838,703 and R$ 750,732, respectively.